                                                                   EXHIBIT 10.41


[LOGO]                                        GlobalSantaFe Corporation
                                              ID:  98-0108989
                                              777 N. Eldridge Parkway
                                              Houston, Texas 77079-4493


NOTICE OF GRANT OF STOCK OPTIONS


[Optionee's Name and Address]                 Option Number:

                                              Plan:

                                              ID:


--------------------------------------------------------------------------------


Effective ___________, you have been granted an Incentive Stock Option to buy ________ shares of GlobalSantaFe Corporation stock at $_____ per share.


The total option price of the shares granted is $ _____.

Shares in each period will become fully vested on the date shown:

Shares   Vest Type      Full Vest                    Expiration
------   ---------      ---------                    ----------
[1/3]    On Vest Date   [1st anniversary of Grant]   [10th anniversary of Grant]

[1/3]    On Vest Date   [2nd anniversary of Grant]   [10th anniversary of Grant]

[1/3]    On Vest Date   [3rd anniversary of Grant]   [10th anniversary of Grant]

                                                                      Form 1A(1)
                                                                          (2-02)


                            GLOBALSANTAFE CORPORATION

                              TERMS AND CONDITIONS
                                       OF
                          INCENTIVE STOCK OPTION GRANT
                                 [NAME OF PLAN]

     GLOBALSANTAFE CORPORATION (the "Company"), desiring to afford you an opportunity to purchase ordinary shares of the Company, $.01 par value ("Ordinary Shares"), and to provide you with an added incentive as an employee of, consultant to, or other person providing key services to the Company or of one or more of its Related Companies, has established the following terms and conditions under which it has granted you an option ("Option") under the [NAME OF PLAN] to purchase a number of such Ordinary Shares during a specified term and at a specified price, all as set forth on the cover page of this Notice of Grant of Stock Options ("Notice"), subject to and upon the terms and conditions set forth on the cover page and below. This Option (an "Incentive Stock Option") is intended, to the extent permitted at any given time, to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended and in effect at such time (the "Code"), but no warranty is made as to such qualification. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR PRIOR TO EXERCISING THIS OPTION AND PRIOR TO DISPOSING OF ANY SHARES ACQUIRED UPON SUCH EXERCISE.

1.   Specification of Date, Number of Shares, Option Price and Term.

     (a) The date of this Option is the effective date set forth in the first paragraph on the cover page of this Notice.

     (b) The number of Ordinary Shares optioned hereby is the number of shares set forth in the first paragraph on the cover page of this Notice, subject to adjustments under Section 8.

     (c) Subject to adjustments under Sections 6 and 7, the shares optioned hereby first become purchasable in three annual installments as set forth under "Shares" in the table on the cover page of this Notice ("Vesting Table"), each installment first becoming purchasable at the date set forth for that installment under "Full Vest" in said table.

     (d) The per share option price under this Option is the price set forth in the first paragraph on the cover page of this Notice, subject to adjustments under Section 8.

     (e) The term of this Option is ten years beginning on the date of this Option and expiring on the date set forth under "Expiration" in the table on the cover page of this Notice; upon the expiration of such term, this Option shall expire and may not be exercised.

2. Agreement. By accepting this Option and the benefits thereof, you represent and agree that (i) you will abide by the terms of the Plan and such other terms and conditions as may be imposed by the committee appointed by the board of directors to administer the Plan (the "Committee"), (ii) you will not induce or solicit, directly or indirectly, any employee of the Company or a Related Company to terminate such employee's employment with the Company or such Related

                                                                      Form 1A(1)
                                                                          (2-02)


     Company and (iii) during the course of employment with the Company or a Related Company and at all times thereafter, you will not disclose to others or use, whether directly or indirectly, any Confidential Information. "Confidential Information" shall mean the information about the Company or a Related Company that you learned in the course of performing your duties with the Company or a Related Company, including, without limitation, any proprietary knowledge, trade secrets, data, information and customer lists unless such disclosure is required by law or authorized by the Company or a Related Company.

3. Installment Provisions and Acceleration. This Option is not exercisable in any part until the earliest of the dates specified in this Section and in Sections 6 and 7 below.

     The installments set forth in the table on the cover page of this Notice and referred to in Section 1(c) are cumulative, so that each matured installment or any portion thereof may be exercised at any time until the expiration or prior termination of this Option.

     Nothing contained in this section shall be interpreted in a way which permits you to purchase a number of shares in excess of the number of shares optioned hereby and referred to in Section 1(b).

4. Method of Exercise. This Option may be exercised from time to time, in accordance with its terms, by written notice thereof signed and delivered by you or another person entitled to exercise this Option to the Secretary of the Company at its principal executive office in Houston, Texas, or as it may hereafter be located, or to such other person as may be designated by the Secretary from time to time. Such notice shall state the number of shares being purchased and shall be accompanied by the payment in full in cash of the option price for such number of shares. Such payment may also be made, in whole or in part, by the surrender of Ordinary Shares of GlobalSantaFe Corporation, any such Ordinary Shares so surrendered to be deemed to have a value equal to the Fair Market Value (as prescribed by the Plan) of the shares; provided, however, that any such shares used in payment that you previously acquired from the Company upon exercise of an option or otherwise shall have been owned by you at least six months prior to the date of exercise. Promptly after receipt of such notice and payment, the Company shall issue certificates to you or such other person exercising this Option.

     Upon exercise of this Option, the Company may withhold from the shares to be delivered shares with a Fair Market Value (as prescribed by the Plan) sufficient to satisfy all or a portion of any Federal, state and local tax withholding requirements, or the person exercising this Option may deliver to the Company Ordinary Shares with a Fair Market Value sufficient to satisfy all or a portion of such tax withholding requirements, excluding any shares deemed unacceptable for any reason by the Committee of the Company's board of directors administering the [NAME OF PLAN]; provided, however, that the amount of such tax withholding satisfied by the use of Ordinary Shares shall in no case exceed the minimum statutory withholding rate.

5. Transferability. You may not transfer this Option other than by will or by the laws of descent and distribution or, if applicable, as authorized by the following sentence, and this Option shall be exercisable during your lifetime only by you or, if applicable, by a transferee authorized by the following sentence. To the extent this Option is a nonqualified stock option and is not subject to

                                                                      Form 1A(1)
                                                                          (2-02)

     incentive stock option treatment under the Internal Revenue Code or applicable rules or regulations thereunder, this Option or any portion thereof may be transferred by you to (i) your spouse, children or grandchildren ("Immediate Family Members"), (ii) a trust or trusts for your exclusive benefit and/or the exclusive benefit of Immediate Family Members,
     (iii) a partnership in which you and/or Immediate Family Members are the only partners, (iv) a transferee pursuant to a judgment, decree or order relating to child support, alimony or marital property rights that is made pursuant to a domestic relations law of a state or country with competent jurisdiction (a "Domestic Relations Order"), or (v) such other transferee as may be approved by the Committee of the board of directors in its sole and absolute discretion; provided, however, that (x) the board of directors and its Committee each reserves the right to prohibit any transfer with or without cause in its sole and absolute discretion, and (y) subsequent transfers of this Option or any portion thereof are prohibited except those to or by you in accordance with this Section, by will or the laws of descent and distribution, or pursuant to a Domestic Relations Order. Following any transfer, this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and any and all references to you in this Notice shall be deemed to refer to the transferee; provided, however, that any and all references to employment or events of termination of employment shall continue to mean your employment or events of termination of your employment, and following any such event the options shall be exercisable by the transferee only to the extent and for the periods specified in this Notice. In addition, notwithstanding any transfer of this Option or any portion thereof, you will continue to be subject to withholding in connection with any exercise, if applicable, as provided for in the [NAME OF PLAN]. Each transfer shall be effected by written notice thereof duly signed and delivered by the transferor to the Secretary of the Company at its principal executive office in Houston, Texas, or as it may hereafter be located, or to such other person as may be designated by the Secretary from time to time. Such notice shall state the name and address of the transferee, the amount of this Option being transferred, and such other information as may be requested by the Secretary or his or her designee. The person or persons entitled to exercise this Option shall be that person or those persons appearing on the registry books of the Company as the owner or owners of this Option, and the Company may treat the person or persons in whose name or names this Option is registered as the owner or owners of this Option for all purposes. The Company shall have no obligation to, or liability for any failure to, notify you or any transferee of any termination of this Option at or prior to its normal expiration date or of any event that will or might result in such termination.

6.   Termination of Employment.

     (a) Involuntary Termination Without Cause. If your employment with the Company or a Related Company is terminated by the Company or any such Related Company without Cause, your Option shall become exercisable with respect to a number of previously unpurchasable shares, prorated for the number of months (and partial months) you were employed from the most recent vesting date until the end of the full vesting period. With respect to all vested shares, regardless whether vested as a result of your termination of employment or vested prior thereto, your Option shall remain exercisable for the longer of (i) one year following your termination date or (ii) the period during which you are entitled to receive salary continuation under any agreement, policy, plan or other arrangement with the Company or any of its Related Companies; provided, however, that

                                                                      Form 1A(1)
                                                                          (2-02)


          your Option shall in no event remain exercisable beyond the term of the Option. Upon expiration of the foregoing period, your Option shall terminate in all respects.

     (b) Voluntary Termination or Termination With Cause. If you voluntarily terminate your employment with the Company or a Related Company or if your employment with the Company or a Related Company is terminated for Cause, your Option, to the extent previously vested, shall remain exercisable for three months following your termination date and, thereafter, shall terminate; provided, however, that your Option shall in no event remain exercisable beyond the term of the Option. At the time your employment with the Company and its Related Companies terminates, this Option shall expire and terminate in all respects as to all shares other than the shares as to which this Option can be exercised at the time of such termination.

     (c) Retirement. If you terminate your employment (for any reason other than Cause) with the Company or a Related Company and immediately commence receiving your retirement benefits pursuant to one or more of the retirement plans of the Company or a Related Company in which you are participating at the time of termination, the shares optioned hereby and referred to in Section 1(b) will continue to become purchasable in accordance with the Vesting Table on the cover page of this Notice. Your Option shall terminate upon the expiration of the earlier of (i) the five-year period following the later of your retirement or termination of your service as a member of the Company's board of directors or (ii) the term of the Option.

     (d) Termination by Reason of Death or Disability. If your employment with the Company or a Related Company is terminated as a result of your death or Disability, your Option will immediately become exercisable as to the full number of shares optioned hereby and referred to in
          Section 1(b), to the extent not previously exercised, and will remain exercisable as to said full number of shares for the three-year period following the date of death or Disability; provided, however, that your Option shall in no event remain exercisable beyond the term of the Option. For purposes of this Section, the term "Disability" shall mean any complete and permanent Disability as defined in Section 22(e)(3) of the Code and determined in accordance with the procedures set forth in the regulations thereunder.

     For purposes of this Notice, a termination of your "employment" with the Company and its Related Companies will be deemed to occur at the close of business on the earliest of (i) the last day on which you are assigned to a position with the Company or any of its Related Companies for the purpose of performing your occupation, in the case of termination by reason of your death, disability or retirement, (ii) the last day of an approved leave of absence if you do not resume the performance of your occupation for the Company or any of its Related Companies on or before the next business day, and (iii) the last day on which you are assigned to a position with the Company or any of its Related Companies for the purpose of performing your occupation in any other case. For purposes of this Notice, you shall not be considered to be an employee for the period during which you are entitled to receive salary continuation under any agreement, policy, plan or other arrangement with the Company or any of its Related Companies. It is expressly noted that an exercise of this Option after termination of your employment (including an exercise

                                                                      Form 1A(1)
                                                                          (2-02)


     within the time limits set forth in this Section 6) may, depending on the reason for such termination and the manner in which this Option is exercised, disqualify this Option as an Incentive Stock Option for federal income tax purposes, and that you should consult your tax advisor before relying on this Option's qualification as an Incentive Stock Option.

     You may be terminated with Cause if you willfully engage in conduct that is materially injurious to the Company or a Related Company, monetarily or otherwise; provided, however that (i) no termination of your employment shall be for Cause until you have been delivered a copy of a written notice setting forth that you are guilty of the conduct and specifying the particulars thereof in detail and (ii) termination solely on account of inadequate performance or incompetence shall not constitute termination with Cause. No act, nor failure to act, shall be considered "willful" unless you have acted or failed to act, without a reasonable belief that your action or failure to act was in the best interest of the Company or a Related Company. Notwithstanding anything contained in this Notice to the contrary, your failure to perform after notice of termination is given by the Company or a Related Company shall not constitute Cause.

7. Change in Control. If a Change in Control occurs while you are employed by the Company or a Related Company or if a Change in Control occurs after your employment terminates in accordance with Section 6(c), the shares optioned hereby shall become fully purchasable on the date of such Change in Control irrespective of the limitations described in Section 1(b). Your Option shall remain exercisable throughout the Option term.


     A "Change in Control" means the occurrence of any of the following events:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d) or 14(d) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), other than an Excluded Person, of the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of either (A) the then outstanding ordinary shares of the Company or of any affiliate of the Company by which you are employed or which directly or indirectly owns or controls any affiliate by which you are employed (the "Outstanding Company Ordinary Shares") or (B) the combined voting power of the then outstanding voting securities of the Company or of any affiliate of the Company by which you are employed or which directly or indirectly owns or controls any affiliate by which you are employed entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that neither an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by the Company nor an acquisition by an affiliate of the Company that remains under the Company's control will constitute a Change in Control; or

          (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's equityholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such

                                                                      Form 1A(1)
                                                                          (2-02)


     individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (meaning a solicitation of the type that would be subject to Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii) Approval by the equityholders of the Company of a reorganization, merger, consolidation or similar transaction to which the Company or any affiliate is a party, in each case unless, following such reorganization, merger, consolidation or similar transaction, (A) more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or similar transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or similar transaction, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (B) 50% of, respectively, the then outstanding ordinary shares or shares of common stock of the parent of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction and the combined voting power of the then outstanding voting securities of the parent of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or similar transaction, (C) no Person (excluding the Company, any affiliate of the Company that remains under the Company's control, any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by the Company or such corporation resulting from such reorganization, merger, consolidation or similar transaction, and any Person beneficially owning, immediately prior to such reorganization, merger, consolidation or similar transaction, directly or indirectly, 35% or more of the Outstanding Company Ordinary Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors, and (D) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, consolidation or similar transaction were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, consolidation or similar transaction; or

          (iv) Approval by the equityholders of the Company of any plan or proposal which would result directly or indirectly in (A) a complete liquidation or dissolution of the Company or of any affiliate of the Company by which you are employed, or (B) any sale or other disposition (or similar transaction) (in a single transaction or series of related transactions) of (x) 50% or more of the assets or earnings power of the Company or any affiliate of the Company by

                                                                      Form 1A(1)
                                                                          (2-02)

     which you are employed or which, directly or indirectly owns or controls any affiliate by which you are employed or (y) business operations which generated a majority of the consolidated revenues (determined on the basis of the Company's four most recently completed fiscal quarters for which reports have been completed) of the Company and its affiliates immediately prior thereto, other than to an affiliate of the Company or to a corporation or other entity with respect to which following such sale or other disposition (I) more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock of such corporation or other entity and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (II) no Person (excluding the Company, any affiliate of the Company that remains under the Company's control, any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by the Company or such corporation, and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Outstanding Company Ordinary Shares or Outstanding Company Voting Securities, as the case may
     be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding ordinary shares or shares of common stock of such corporation or other entity or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors, and (III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets; or

          (v) Approval by the equityholders of the Company of a "merger of equals" (which for purposes of this Subsection shall mean a merger with another company of relatively equal size) to which the Company is a party as a result of which the persons who were equity holders of the Company immediately prior to the effective date of such merger shall have beneficial ownership of less than 55% of the combined voting power for election of members of the board (or equivalent) of the surviving entity or its parent following the effective date of such merger, provided that the Board shall have authority to increase said percentage as may in its sole discretion be deemed appropriate to cover a specific transaction.

     For purposes of the preceding sentence, the term "Excluded Person" shall mean and include (i) any corporation beneficially owned by shareholders of the Company in substantially the same proportion as their ownership of shares of the Company and (iii) the Company and any affiliate of the Company. Also, for purposes of the preceding sentence, the term "Board" shall mean the board of directors of the Company.


8. Adjustments. If outstanding shares of the class then subject to this Option are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or

                                                                      Form 1A(1)
                                                                          (2-02)

     reverse stock split, then there shall be substituted for each share then subject to the unexercised portion of this Option the number and class of shares or securities into or for which each outstanding share of the class subject to this Option shall be so changed or exchanged, all without any change in the aggregate purchase price for the shares then subject to the unexercised portion of this Option, but with a corresponding adjustment in the purchase price per share. Such adjustments shall become effective on the effective date of any such transaction; except that in the event of a stock dividend or of a stock split effected by means of a stock dividend or distribution, such adjustments shall become effective immediately after the record date therefor.

     Upon a dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property of the Company ("Terminating Transactions"), this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the person then entitled to exercise any unexercised portions of this Option shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate, to exercise this Option to the extent not theretofore exercised.

     Adjustments under this Section 8 shall be made by the board of directors or the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Option or in connection with any such adjustment.

9. Limitation. You or any other person entitled to exercise this Option shall be entitled to the privileges of stock ownership in respect of shares subject to this Option only when such shares have been issued and delivered as fully paid shares upon exercise of this Option in accordance with its terms.

10. Requirements of Law and of Stock Exchanges. The issuance of shares upon the exercise of this Option shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of such shares. In addition, neither the Company nor any Related Company shall be required to issue or deliver any certificate or certificates for such purchase upon exercise of this Option prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of the same class are then listed.

     By accepting this Option, you represent and agree for yourself and your transferees by will or by the laws of descent and distribution or otherwise that unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, any and all shares so purchased shall be acquired for investment and not for sale or distribution and each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are

                                                                      Form 1A(1)
                                                                          (2-02)


     being so acquired by good faith for investment and not for sale or distribution. In the event the Company's legal counsel shall, at the Company's request, advise it that registration under the Securities Act of 1933 of the shares as to which this Option is at the time being exercised is required prior to issuance thereof, neither the Company nor any Related Company shall be required to issue or deliver such shares unless and until such legal counsel shall advise that such registration has been completed or is not required.

     By accepting this Option you further represent and agree for yourself and your transferees by will or the laws of descent and distribution that if you are an officer of the Company or any other person who might be deemed an "affiliate" of the Company under the Securities Act of 1933 at the time any shares acquired upon exercise of this Option are proposed to be sold, you or they will not sell any shares purchased on exercise of this Option
     (a) without giving thirty-days' advance notice in writing to the Company, and (b) until the Company has advised you or them that such sale may be made without registration under the Securities Act of 1933 or, if such registration is required, that such registration has been effected.

11. Definition of Certain Terms. The term "Related Company" means any affiliate of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Committee of the board of directors. The term "you," and related terms such as "your" used in this Notice refer to the individual whose name appears first on the cover page of this Notice.

12. Continued Employment and Future Grants. Neither the grant of this Option nor the other arrangements outlined herein give you the right to remain in the employ of the Company or any Related Company or to be selected to receive similar or identical grants in the future.

13. Notices. Notice or other communication to the Company with respect to this Notice must be made in writing and delivered to: Secretary, GlobalSantaFe Corporation, at its principal business office, Houston, Texas.

14. Governing Law. This Option and this Notice shall be governed by, and construed in accordance with, the laws of the state of Texas.

15.  Section 280G Payments.

     (a) General Rule. Notwithstanding any contrary provisions in any plan, program or policy of the Company or any Related Company and except as provided in subsection (b), if all or any portion of the benefits payable under this Notice, either alone or together with other payments and benefits which you receive or are entitled to receive from the Company or any Related Company, would constitute a "parachute payment" within the meaning of Section 280G of the Code, the Company shall reduce your payments and benefits payable under this Notice to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the net after-tax benefit shall exceed the net after-tax benefit if such reduction were not made. "Net after-tax benefit" for these purposes shall mean the sum of (i) the total amount payable to you under this Notice, plus (ii) all other payments and benefits which

                                                                      Form 1A(1)
                                                                          (2-02)


          you receive or are then entitled to receive from the Company or any affiliate that, alone or in combination with the payments and benefits payable under this Notice (after taking into account any reduction contemplated in subsection (c)), would constitute a "parachute payment" within the meaning of Section 280G of the Code (each such benefit hereinafter referred to as an "Additional Parachute Payment"), less (iii) the amount of federal income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to you (based upon the rate in effect for such year as set forth in the Code at the time of the payment under this Notice), less (iv) the amount of excise taxes imposed with respect to the payments and benefits described in (i) and
          (ii) above by Section 4999 of the Code.

          (b) Exception if Gross-Up Applies. If you are entitled to a Gross-Up Payment with respect to an Additional Parachute Payment paid pursuant to any other plan, program or policy of the Company or any Related Company, the provisions of Section 15(a) above shall not apply. A "Gross-Up Payment" means a payment by the Company or a Related Company to cover the excise tax imposed on an Additional Parachute Payment by Section 4999 of the Code.

          (c) Ordering Rule. Notwithstanding any contrary provisions in any other plan, program or policy of the Company or any Related Company, if any plan, program or policy of the Company or any Related Company provides for a reduction designed to avoid Code
               Section 4999 excise tax, such reduction shall first be applied to any Additional Parachute Payment subject to such reduction and, after having given effect to such reduction, the provisions of
               Section 15(a) above shall apply to the benefits payable under this Notice.

16. [NAME OF PLAN]. This Option is subject to, and the Company and you are bound by, all of the terms and conditions of the [NAME OF PLAN] as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive you, without your consent, of this Option or any rights hereunder. Pursuant to such Plan, the board of directors or its Committee established for such purposes is authorized to adopt rules and regulations not inconsistent with the Plan and to take such action in the administration of the Plan as it shall deem proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by you or any other persons entitled to exercise this Option.